UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 7, 2007


                        All American Semiconductor, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                   000-16207                59-2814714
(State or other jurisdiction     (Commission File           (IRS Employer
      of incorporation)               Number)             Identification No.)


               16115 Northwest 52nd Avenue, Miami, Florida  33014
               (Address of principal executive offices) (Zip Code)


      (Registrant's telephone number, including area code): (305) 621-8282

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing.

           On May 7, 2007, All American Semiconductor, Inc. (the "Company") received notice (the "Notice") that The Nasdaq Stock Market, Inc. (the "Exchange") had filed with the Securities and Exchange Commission (the "Commission") a Form 25-NSE (Notification of Removal from Listing and/or Registration Under Section 12(b) of the Securities Exchange Act of 1934) to strike the Company's common stock from listing on the Exchange. Based on a review of the information provided by the Company, the Nasdaq Staff determined that the Company no longer qualified for listing on the Exchange based on the following Marketplace Rules: 4310(c)(14); 4300; 4450(f); and IM 4300. The Company has determined not to take any action in response to the Notice.


Item 8.01  Other Events.

           Pursuant to Rule 12d2-2(d) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the application on Form 25-NSE to strike the Company's common stock from listing on the Exchange will be effective May 17, 2007, which is ten days after the Form 25-NSE was filed with the Commission. After effectiveness of the Form 25-NSE, the Company anticipates filing with the Commission a Form 15 (Certification and Notice of Termination of Registration Under Section 12(g) of the Securities Exchange Act of 1934 or Suspension of Duty to File Reports under Sections 13 and 15(d) of the Securities Exchange Act of
1934). Upon filing the Form 15, the Company's duty to file any reports under
Section 13(a) of the Exchange Act will be immediately suspended. The Form 15 will also reflect that, pursuant to Section 15(d) of the Exchange Act, the Company's duty to file any reports under Section 15(d) of the Exchange Act is automatically suspended as to the fiscal year ending December 31, 2007. Accordingly, after effectiveness of the Form 25-NSE and after the filing of the Form 15, the Company will not be filing any reports (including periodic and current reports) under the Exchange Act.

           Beginning April 27, 2007, the Company's common stock was suspended from and ceased trading on the Exchange. The Company's common stock is currently quoted on the Pink Sheets under the symbol SEMIQ.PK.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ALL AMERICAN SEMICONDUCTOR, INC.


Dated: May 9, 2007                     By: /s/ HOWARD L. FLANDERS
                                           -------------------------------------
                                           Howard L. Flanders
                                           Executive Vice President and
                                           Chief Financial Officer




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